Exhibit 24




DATE:     January 28, 1994

TO:       Lee W. Randall
          Laurence M. Hamric

FROM:     Edwin Lupberger, et. al.

SUBJECT:  Power of Attorney


Entergy Corporation, Arkansas Power & Light Company, Gulf States Utilities Company, Louisiana Power & Light Company, Mississippi Power & Light Company, New Orleans Public Service Inc., and System Energy Resources, Inc., collectively referred to herein as the Companies, will file with the Securities and Exchange Commission their annual reports on Form 10-K for the year ended December 31, 1993 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned, in their respective capacities as directors and/or officers of said Companies as specified in Attachment I, do each hereby make, constitute and appoint Lee W. Randall and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of them and in their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the foregoing annual report on Form 10-K and any amendments thereto.

The Companies and the undersigned, in their respective capacities as directors and/or officers of the respective Companies as per Attachment I, hereby authorize Lee W. Randall and Laurence M. Hamric to sign said Form 10-K on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said Form 10-K by appropriate amendments and to file the same as aforesaid.

Yours very truly,




  /s/ Edwin Lupgerger                 /s/ Gerald D.McInvale
  Edwin Lupberger                     Gerald D. McInvale



  /s/ Robert H. Barrow                  /s/ Michael B. Bemis
  Robert H. Barrow                     Michael B. Bemis




  /s/ W. Frank Blount                   /s/ James M. Cain
  W. Frank Blount                       James M. Cain




  /s/ John A. Cooper, Jr.                /s/ John J. Cordaro
John A. Cooper, Jr.                    John J. Cordaro




/s/ Cathy Cunningham                     /s/ Frank R. Day
  Cathy Cunningham                       Frank R. Day




/s/ Brooke H. Duncan                      /s/ John O. Emmerich, Jr.
  Brooke H. Duncan                       John O. Emmerich, Jr.




/s/ Lucie J. Fjeldstad                     /s/ Norman C. Francis
 Lucie J. Fjeldstad                         Norman C. Francis



/s/ Frank F. Gallaher                      /s/ Norman B. Gillis, Jr.
 Frank F. Gallaher                        Norman B. Gillis, Jr.



/s/ Frank W. Harrison, Jr.                 /s/ Richard P. Herget, Jr.
Frank W. Harrison, Jr.                     Richard P. Herget, Jr.




/s/ Tommy H. Hillman                        /s/ Donald C. Hintz
  Tommy H. Hillman                            Donald C. Hintz




/s/ Kaneaster Hodges, Jr.                     /s/ William K. Hood
Kaneaster Hodges, Jr.                       William K. Hood




/s/ Jerry D. Jackson                         /s/ R. Drake Keith
  Jerry D. Jackson                            R. Drake Keith




/s/ Robert E. Kennington, II                  /s/ Tex R. Kilpatrick
Robert E. Kennington, II                     Tex R. Kilpatrick




________________________                   /s/ Joseph J. Krebs, Jr.
William F. Klausing                          Joseph J. Krebs, Jr.




/s/ Robert v.d. Luft                        /s/ Jerry L. Maulden
  Robert v.d. Luft                            Jerry L. Maulden




/s/ Kinnaird R. McKee                     /s/ Donald E. Meiners
 Kinnaird R. McKee                          Donald E. Meiners




/s/ Raymond P. Miller, Sr.                 /s/ Anne M. Milling
Raymond P. Miller, Sr.                      Anne M. Milling




 /s/ Roy L. Murphy                        /s/ Paul W. Murrill
   Roy L. Murphy                            Paul W. Murrill




/s/ James R. Nichols                     /s/ William C. Nolan, Jr.
  James R. Nichols                         William C. Nolan, Jr.




 /s/ Eugene H. Owen                      /s/ John N. Palmer, Sr.
   Eugene H. Owen                          John N. Palmer, Sr.




/s/ M. Bookman Peters                     /s/ Robert D. Pugh
 M. Bookman Peters                          Robert D. Pugh




 /s/ Lee W. Randall                     /s/ Monroe J. Rathbone, Jr.
  Lee W. Randall                          Monroe J. Rathbone, Jr.



 /s/ Clyda S. Rent                       ________________________
   Clyda S. Rent                          E. B. Robinson, Jr.




 /s/ Sam F. Segnar                       /s/ H. Duke Shackelford
   Sam F. Segnar                           H. Duke Shackelford




/s/ John B. Smallpage                     /s/ Wm. Clifford Smith
 John B. Smallpage                         Wm. Clifford Smith





/s/ Bismark A. Steinhagen               /s/ James E. Taussig, II
Bismark A. Steinhagen                     James E. Taussig, II





/s/ Charles C. Teamer, Sr.                 /s/ Woodson D. Walker
Charles C. Teamer, Sr.                        Woodson D. Walker





/s/ Gus B. Walton, Jr.                      /s/ Walter Washington
 Gus B. Walton, Jr.                           Walter Washington





/s/ Robert M. Williams, Jr.                  /s/ Michael E. Wilson
Robert M. Williams, Jr.                       Michael E. Wilson



Entergy Corporation

By:   /s/ Edwin Lupberger



Arkansas Power & Light Company

By:   /s/ Edwin Lupberger



Gulf States Utilities Company

By:   /s/ Edwin Lupberger



Louisiana Power & Light Company

By:   /s/ Edwin Lupberger



Mississippi Power & Light Company

By:   /s/ Edwin Lupberger



New Orleans Public Service Inc.

By:   /s/ Edwin Lupberger



System Energy Resources, Inc.

By:   /s/ Donald C. Hintz

Entergy Corporation

Chairman of the Board, Chief Executive Officer and Director
- - Edwin Lupberger

Senior Vice President and Chief Financial Officer - Gerald
D. McInvale

Vice President and Chief Accounting Officer - Lee W. Randall

Directors - W. Frank Blount, John A. Cooper, Jr., Brooke H. Duncan, Lucie J. Fjeldstad, Kaneaster Hodges, Jr., Robert v.d. Luft, Kinnaird R. McKee, Paul W. Murrill, James R. Nichols, Eugene H. Owen, John N. Palmer, Sr., Robert D. Pugh, H. Duke Shackelford, Wm. Clifford Smith, Bismark A. Steinhagen, Walter Washington.

Arkansas Power & Light Company

Chairman of the Board, Chief Executive Officer and Director
- - Edwin Lupberger

Senior Vice President and Chief Financial Officer - Gerald
D. McInvale

Vice President and Chief Accounting Officer - Lee W. Randall

Directors - Michael B. Bemis, John A. Cooper, Jr., Cathy Cunningham, Richard P. Herget, Jr., Tommy H. Hillman, Donald
C. Hintz, Kaneaster Hodges, Jr., Jerry D. Jackson, R. Drake Keith, Jerry L. Maulden, Raymond P. Miller, Sr., Roy L. Murphy, William C. Nolan, Jr., Robert D. Pugh, Woodson D. Walker, Gus B. Walton, Jr., Michael E. Wilson.

Gulf States Utilities Company

Chairman of the Board, Chief Executive Officer and Director
- - Edwin Lupberger

Senior Vice President and Chief Financial Officer - Gerald
D. McInvale

Vice President and Chief Accounting Officer - Lee W. Randall

Directors - Robert H. Barrow, Frank F. Gallaher, Frank W. Harrison, Jr., Donald C. Hintz, William F. Klausing, Jerry
L. Maulden, Paul W. Murrill, Eugene H. Owen, M. Bookman Peters, Monroe J. Rathbone, Jr., Sam F. Segnar, Bismark A. Steinhagen, James E. Taussig, II.
Louisiana Power & Light Company

Chairman of the Board, Chief Executive Officer and Director
- - Edwin Lupberger

Senior Vice President and Chief Financial Officer - Gerald
D. McInvale

Vice President and Chief Accounting Officer - Lee W. Randall

Directors  -  Michael B. Bemis, John J. Cordaro,  Donald  C.
Hintz, William K. Hood, Jerry D. Jackson, Tex R. Kilpatrick,
Joseph J. Krebs, Jr., Jerry L. Maulden, H. Duke Shackelford,
Wm. Clifford Smith.

Mississippi Power & Light Company

Chairman of the Board, Chief Executive Officer and Director
- - Edwin Lupberger

Senior Vice President and Chief Financial Officer - Gerald
D. McInvale

Vice President and Chief Accounting Officer - Lee W. Randall

Directors - Michael B. Bemis, Frank R. Day, John O. Emmerich, Jr., Norman B. Gillis, Jr., Donald C. Hintz, Jerry
D. Jackson, Robert E. Kennington, II, Jerry L. Maulden, Donald E. Meiners, John N. Palmer, Sr., Clyda S. Rent, E. B. Robinson, Jr., Walter Washington, Robert M. Williams, Jr.

New Orleans Public Service Inc.

Chairman of the Board, Chief Executive Officer and Director
- - Edwin Lupberger

Senior Vice President and Chief Financial Officer - Gerald
D. McInvale

Vice President and Chief Accounting Officer - Lee W. Randall

Directors  -  Michael  B.  Bemis, James  M.  Cain,  John  J.
Cordaro,  Brooke  H.  Duncan, Norman C. Francis,  Donald  C.
Hintz,  Jerry D. Jackson, Jerry L. Maulden, Anne M. Milling,
John B. Smallpage, Charles C. Teamer, Sr.

System Energy Resources, Inc.

President, Chief Executive Officer and Director - Donald C.
Hintz

Senior Vice President and Chief Financial Officer - Gerald
D. McInvale

Directors  -  Edwin  Lupberger, Jerry D. Jackson,  Jerry  L.
Maulden.